UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2026
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.07.        Submission of Matters to a Vote of Security Holders.
National Storage Affiliates Trust ("NSA") held a Special Meeting of Shareholders on July 14, 2026 (the "Special Meeting"), at which 65,778,651 of the 77,625,567 common shares of beneficial interest, par value $0.01 per share of NSA ("NSA common shares") outstanding as of the record date of June 1, 2026 were represented in person via the live webcast or by proxy, representing approximately 85% of the NSA common shares entitled to vote. The following are the final voting results of the proposals considered and voted upon at the Special Meeting, each of which is described in greater detail in NSA’s definitive proxy statement, filed with the Securities and Exchange Commission (the "SEC") on June 12, 2026 (as amended and supplemented by NSA in its Current Report on Form 8-K filed with the SEC on July 8, 2026).
(1) Merger Proposal: to approve the merger of NSA with and into Pelican Merger Sub I, LLC ("Merger Sub I"), a wholly owned direct subsidiary of Public Storage, pursuant to the Agreement and Plan of Merger, dated as of March 16, 2026 (as amended from time to time, the "merger agreement"), by and among NSA, NSA OP, LP, Public Storage, Public Storage OP, L.P., Merger Sub I, and Pelican Merger Sub II, LLC, an indirect subsidiary of Public Storage, with Merger Sub I continuing as the surviving company (the "company merger"), and the other transactions contemplated by the merger agreement (the "merger proposal").

Votes For	Votes Against	Abstain
65,683,522	58,214	36,915
(2) Compensation Proposal: to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to NSA’s named executive officers that is based on or otherwise relates to the company merger and the other transactions contemplated by the merger agreement.

Votes For	Votes Against	Abstain
56,080,837	9,454,846	242,968
As a result of the approval of the merger proposal, a previously submitted proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal was not presented at the Special Meeting.
ITEM 8.01.        Other Events
On July 14, 2026, NSA issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01.         Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release, dated July 14, 2026.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and in Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which National Storage Affiliates Trust ("NSA") and Public Storage operate, as well as beliefs and assumptions of NSA and Public Storage. Words such as "anticipate," "become," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "outlook," "plan," "potential," "possible," "predict," "project," "target," "seek," "shall," "should," "will," or "would," including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that NSA or Public Storage expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between NSA and Public Storage, rent and occupancy growth, acquisition and development activity, acquisition and disposition activity, general conditions in the geographic areas where NSA and Public Storage operate, NSA’s and Public Storage’s respective debt, capital structure and financial position and NSA’s and Public Storage’s respective ability to form new ventures. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties' ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to the parties' ability to satisfy the conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that NSA's business will not be integrated successfully with Public Storage's or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against NSA or its trustees, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of NSA and Public Storage management from ongoing business operations, will harm NSA's and Public Storage's businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact NSA's and Public Storage's ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring NSA to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of NSA and Public Storage to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Public Storage common stock to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect NSA's or Public Storage's financial performance; (xiv) legislative, regulatory and economic developments; (xv) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management's response to any of the aforementioned factors; (xvi) changes in global financial markets, interest rates and foreign currency exchange rates; (xvii) increased or unanticipated competition affecting NSA's or Public Storage's properties; (xviii) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xix) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xx) risks related to NSA's and Public Storage's investments in ventures, including NSA's and Public Storage's respective abilities to establish new ventures; (xxi) environmental uncertainties, including risks of natural disasters; (xxii) those risks and uncertainties set forth in NSA's and Public Storage's Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings "Forward-Looking Statements" and "Cautionary Statement Regarding Forward-Looking Statements," respectively, and "Risk Factors," as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by NSA or Public Storage, as the case may be, with the Securities and Exchange Commission (the "SEC") from time to time, which are available via the SEC's website at www.sec.gov; and (xxiii) those risks that are described in the Registration Statement and Proxy Statement/Prospectus that were filed with the SEC in connection with the proposed transaction and available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither NSA nor Public Storage undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if NSA's and Public Storage's underlying assumptions prove to be incorrect, NSA's, Public Storage's and the combined company's actual results may vary materially from what NSA or Public Storage may have expressed or implied by these forward-looking statements. NSA and Public Storage caution not to place undue reliance on any of NSA's or Public Storage's forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect NSA or Public Storage.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ David G. Cramer
David G. Cramer
President and Chief Executive Officer

Date: July 14, 2026